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                                                                    Exhibit 31.2


CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, William S. Demchak, certify that:

1. I have reviewed this Amendment No. 2 on Form 10-K/A of The PNC Financial Services Group, Inc.; and

2. Based on my knowledge, this amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amendment.


Date:      October 23, 2003

/s/ William S. Demchak
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William S. Demchak
Vice Chairman and Chief Financial Officer